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Corporate Presentation February 10, 2014 BIO CEO Event, New York, New York

Statements under the Private Securities Litigation Reform Act, as amended : With the exception of the historical information contained in this presentation, the matters described herein contain forward - looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc . ’s (the “Company”) ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company . Readers and attendees are cautioned not to place undue reliance on these forward - looking statements as actual results could differ materially from the forward - looking statements contained herein . Attendees are urged to read the risk factors set forth in the Company ’ s most recent annual report on Form 10 - K, subsequent quarterly reports filed on Form 10 - Q and its most recent SEC filings . Company disclaims any intention to update this presentation . Safe - Harbor Statement 2

To provide effective and safe non - prescription medicine and products to improve men and women’s sexual health and vitality 3 Innovus Pharma’s Vision

4 Innovus Pharma Operating Strategy Low cost operating Structure • 2013 burn <700K US • Highly efficient flat management structure Don’t bet on science Bet on management & execution • Avoid discovery and high cost clinical development • Low cost low risk programs - strategically managed growth Invest in undervalued assets in select geographies • Recognize undervalued assets with potential • Acquiring companies with marketed products has higher returns then traditional R&D One Goal Matters • Our scoreboard is SHAREHOLDER VALUE

About US • Pharmaceutical company based in San Diego • Emerging leader in non - prescription medicine and products for male and female sexual medicine, health and vitality • Management with proven track record in commercialization, partnering, M&A and execution • Strong commercial pipeline generating revenue from multiple regions across the world . • Four commercial products and multiple SKUs in multiple markets • Currently anticipate adding 3 new products in 2014 • 2014 Guidance : $ 2 . 5 M - 3 M in revenues 5

Achieved Key 2013 Milestones

- ✓ Secured ~$1.7M in financing
- ✓ Removed the "going concern" from our audit
- ✓ Expanded management team
- ✓ Acquired Ex-US rights to CIRCUMSerum™
- ✓ Two commercial partnerships signed for a potential of up to ~$30M for CIRCUMserum™ and EjectDelay™ with Ovation Pharma
- ✓ Filed for CIRCUMSerum ™ approval as an NHP in Canada
- ✓ Approval of EjectDelay ™ in Canada as OTC for premature ejaculation
- ✓ Acquired Semprae Labs with two revenue generating products (Zestra® and Zestra ® Glide with past ~1M US in revenue)
- ✓ Over 60% increase in market cap over last twelve months

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Commercial Pipeline

Product	Route	Indication	Territory	Status
Zestra®	Topical	Female sexual dysfunction	Worldwide	Marketed
Zestra®Glide	Topical	Female Arousal Lubricant	Worldwide	Marketed
CIRCUMserum™	Topical	Reduced Penile Sensitivity	Ex-US	Marketed
EjectDelay™	Topical	Premature Ejaculation	Worldwide	Marketed


Zestra


Zestra
glide


Zestra


EJECTDELAY


CIRCUM
SERUM

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Indication • Treating Premature Ejaculation Mechanism of Action • Benzocaine acts to inhibit the voltage - dependent sodium channels (VDSCs) on the nerve membrane, stopping the propagation of the action potential a nd resulting in temporary numbing of the application site Dosing and Administration • Proprietary 2 oz. cream containing benzocaine 7.5% USP • Apply a small amount to head and shaft of penis 10 minutes before intercourse Pre - Clinical & Safety • Monkey vaginal safety Clinical Trials • Successful 30 patient, placebo controlled, double blind cross over clinical study • Post marketing placebo controlled two arm in Middle Eastern population - on going Regulatory Status • FDA OTC compliant, Final monograph - US • OTC monograph, Final monograph - Canada 8 Premature Ejaculation

Premature Ejaculation (PE) Definition : 1. The absence of voluntary control over ejaculation resulting in ejaculation either preceding vaginal entry or occurring immediately upon vaginal entry . 2. Intra - Vaginal Ejaculation Latency Time < 2 minutes . PE population: 1.8 minutes Normal: ~4 - 7 minutes *J Sex Med, 2005;2:358 - 367 11

EjectDelay ™: Clinical Efficacy - I - ELT 10 Conclusion Benzocaine 7.5% results in a higher efficacy (I - ELT time) than topical Lidocaine or oral Dapoxetine or TEMPE spray Source: Dapoxetine PI & AUA 2010_ Abstract 1493. PSD502

EjectDelay ™: Clinical Efficacy - % I - ELT >2min 11 Conclusion Benzocaine 7.5% results in a higher efficacy (I - ELT time) than topical Lidocaine or oral Dapoxetine or TEMPE spray Source: ESAU 2006 TEMPE (3753)

For Female Sexual Desire/Arousal 12

Zestra ® - Target Product Profile 13 Indications and usage • Topical treatment for Female Sexual Interest/Arousal Disorder (Desire & Arousal) Mechanism of Action • Zestra’s blend of botanical oils increase cGMP and cAMP within vascular smooth muscle cells 1 • g - linolinic acid is metabolized in the skin to prostaglandin - E1 2 which increases nerve conduction and vascular smooth muscle dilation resulting in enhanced desire sensitivity and clitoral engorgement 1. Teng, 1994, Naunyn Schmiedeberg’s Aerchive Pharmacologie, 349(2), 202 - 208 2. Dines, 1996, Prostaglandins, Leukotrienes, and essential Fatty Acids, 55(3), 159 - 75 Dosing and administration • Packaged in individual “ unit of use” sachets (foil packets) for topical application to clitoris and vaginal wall or in multiuse dispenser. • All ingredients are Generally Recognized As Safe (G.R.A.S.) by the FDA Effect of Therapy • Increased desire and sexual arousal • Decreased pain during sexual intercourse • High patient and partner satisfaction rate Key Clinical Trial and Results • 2 published US placebo - controlled double blind clinical studies in 276 patients • Zestra ® resulted in statistical significant and clinically relevant response compared to placebo in both trials Adverse reactions • Well tolerated , no product related serious adverse events, only few reported mild local burning IP • Zestra ® franchise is patent protected (US & Europe) until 2021

Competitive Landscape – OTC Products

- No Rx products approved in the US
- Rx in development are in Phase II and need years of additional development if they ever succeed.

OTC Options

- Focus on lubrication; no clinical claims for FSD
  - -Lubricants address vaginal dryness only
  - -No efficacy for arousal, desire or orgasm disorder

- Options available in retail or online stores include:
  - -KY Jelly® (55-60% of OTC market) ~$160M in sales worldwide
  - -Astroglide®
  - -Durex®
  - -Lyriana®
  - -Arginine arousal gel-Fragmented market
  - -HerGel®
  - -Vigel®

OTC market
Worldwide: ~$400 million
US: $200 million [1]

[2] Mass Market Retailer, 8/08

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Additional Market Potential for Zestra® in FSD - Patients 15 • Prevalence - 43% of women age 18 - 59 experience some form of Female Sexual Dysfunction (FSD), ~ 50M US patients (1) • 53% ~ 26.5M of them suffer from Female Sexual Interest/ Arousal Disorder (HSDD+ FSAD) (1) • 26.5M FSI/AD patient prevalence (US) • 70% of women who experienced sexual health issue visited their OB/GYN (2) • 78% of providers not satisfied with current available FSD therapies (2) • Treatment: limited options available, a product approved for FSI/AD is expected to significantly increase % diagnosed and treated (2) (1) Source: Laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6.537 - 542 (2) Harris Interactive, Women's sexual Health Survey, 2009

Additional Market Potential for Zestra® in FSD - Patients 16 • Zestr®a is the only clinically proven OTC product with statistically significant results in 276 women with FSAD • Zestra® is the only clinically proven product that sold over 7 million units so far in multiple markets • Innovus will start detailing to Zestra® OB/GYNs in 2014 through it partner Consortia Health 1 US Census Bureau 2010 American Community Survey (121,078,439 women >age 18 US); Shrifen JL, et al. Obstet Gynecol.2008;112:97 0 - 9 78

Zestra® Clinical Efficacy : Primary Endpoint Female Sexual Function Index (FSFI) 17 Improvement (% Patients) Desire Arousal Pain Total *2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33 - 44, 2003 and January 2010

Zestra ® Clinical Efficacy - Secondary Endpoint Women’s Inventory of Treatment Satisfaction (WITS) 18 Treatment Satisfaction WITS Total Score Sex Life Satisfaction LS Mean Change, N=256 *2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33 - 44, 2003 and January 2010

Zestra® Safety Profile 19

Zestra® - Commercial 20 Zestra® and Zestra® Glide® are available in the US and Canada including: US Retailers such as: Canadian Retailers such as: • Walmart Loblaws • Target Shoppers Drug Mart • K - Mart Rexall • Drugstore.com Distributors: • Cardinal Health • McKesson Drug Company • HD Smith • Drug Emporium

Management Team 21 Name Position Experience Bassam Damaj, PhD Chief Executive Officer & President Former CEO of Apricus Biosciences (NASDAQ:APRI), Bio - Quant, R&D Healthcare. Mitsubishi Tanabe, Ligand/Pharmacopeia, Pfizer and Genentech. Lynnette Dillen, CPA EVP and Chief Financial Officer Former Apricus Biosciences, Catalina Group, Creative Host Services, Wireless Knowledge, Blockbuster, Arthur Andersen Robert Verfurth Vice President Sales & Marketing Former Vice President, US Sales - West for Becton Dickinson Randy Berholtz, JD A. General Counsel Former General Counsel of Apricus Biosciences (NASDAQ: APRI), Acon, Nanogen (NASDAQ:NGEN) Matthew Pino Manufacturing/Supply Chain Former Apricus Biosciences (NASDAQ: APRI), Cardinal, Biogen Idec, Regeneron

» OTC BB : INNV » Headquarters : San Diego, California » Funds committed/raised for 2013 ~ $ 1 . 7 M » Cash Runway Q 1 2015 » Shares outstanding 21 . 7 M » Market Cap $ 11 . 73 M* » Auditors Eisner Amper LLP * as of January 31 , 2014 Financial Snapshot 22

Why Invest in INNV ? 23 • Multiple Near - Term Milestones » Commercial launch of EjectDelay™ in the US in February 2014 » Launch of EjectDelay™ in Canada in 2014 » Expansion of Zestra® US Retailers throughout 2014 » Zestra® market share Canada via P harma partners instead of distributors in 2014 » Introduction of additional product and partnerships in 2014 • Unique Business Strategy and Niche Market • Very experienced and proven management

Contact Bassam Damaj, Ph.D. President & CEO or Lynnette Dillen, CPA Chief Financial Officer +1 858 964 - 5123 bdamaj@innovuspharma.com ldillen@innovuspharma.com 24